Prospectus Supplement dated October 4, 2013*
Prospectus Form #
Product Name	National	New York
RiverSource® Variable Universal Life 5 /RiverSource® Variable Universal Life 5-Estate Series	S-6542 C (4/13)	S-6543 C (4/13)

This supplement updates and amends certain information contained in the variable life insurance policy prospectuses listed above. Please retain this supplement with your prospectus for future reference.

Effective October 21, 2013, the new underlying funds will be added to your policy and the following changes will be made in the prospectus.

The following information will be added to the table in the “Annual Operating Expenses of the Funds” (pg. 8) section in your prospectus:

ANNUAL OPERATING EXPENSES OF THE FUNDS

The table below describes the operating expenses of the funds that you may pay periodically during the time that you own the policy. These operating expenses are for the fiscal year ended Dec. 31, 2012, unless otherwise noted. The table shows the total annual operating expenses charged by each fund. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

Total annual operating expenses of each fund**

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

Fund name	Management fees	12b-1 fees	Other expenses	Acquired fund fees and expenses***	Gross total annual expenses
AllianceBernstein VPS Dynamic Asset Allocation Portfolio (Class B)	0.70%	0.25%	0.34%	—%	1.29	%(1)
ALPS/Alerian Energy Infrastructure Portfolio: Class III	0.70	0.25	0.35	—	1.30	(2)
Columbia Variable Portfolio — Commodity Strategy Fund (Class 2)	0.55	0.25	0.19	—	0.99	(2)
Columbia Variable Portfolio — Contrarian Core Fund (Class 2)	0.77	0.25	0.09	—	1.11	(3)
Columbia Variable Portfolio — Core Bond Fund (Class 2)	0.50	0.25	0.07	—	0.82	(2)
Columbia Variable Portfolio — Emerging Markets Bond Fund (Class 2)	0.53	0.25	0.17	—	0.95
Fidelity® VIP Strategic Income Portfolio Service Class 2	0.56	0.25	0.13	—	0.94
FTVIPT Franklin Income Securities Fund — Class 2	0.45	0.25	0.02	—	0.72
FTVIPT Templeton Global Bond Securities Fund — Class 2	0.46	0.25	0.09	—	0.80
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	0.92	0.25	0.23	0.02	1.42	(4)
Ivy Funds VIP Asset Strategy	0.69	0.25	0.07	—	1.01	(5)
Janus Aspen Series Flexible Bond Portfolio: Service Shares	0.51	0.25	0.06	—	0.82	(6)
Lazard Retirement Multi-Asset Targeted Volatility Portfolio — Service Shares	0.85	0.25	2.70	—	3.80	(7)
Oppenheimer Global Strategic Income Fund/VA, Service Shares	0.58	0.25	0.14	0.06	1.03	(8)

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6542-2 A (10/13)

*Valid until next prospectus update.

Fund name	Management fees	12b-1 fees	Other expenses	Acquired fund fees and expenses***	Gross total annual expenses
PIMCO VIT Total Return Portfolio, Advisor Class	0.50%	0.25%	—%	—%	0.75%
Van Eck VIP Global Gold Fund (Class S Shares)	0.75	0.25	1.24	—	2.24	(9)
Variable Portfolio — AQR Managed Futures Strategy Fund (Class 2)	1.10	0.25	0.10	—	1.45	(3)
Variable Portfolio — Eaton Vance Global Macro Advantage Fund (Class 2)	1.10	0.25	0.18	—	1.53	(10)
Variable Portfolio — Goldman Sachs Commodity Strategy Fund (Class 2)	0.63	0.25	0.10	—	0.98
Variable Portfolio — Pyrford International Equity Fund (Class 2)	0.86	0.25	0.10	—	1.21	(2)
Western Asset Variable Global High Yield Bond Portfolio — Class II	0.70	0.25	0.15	—	1.10

**	The Funds provided the information on their expenses and we have not independently verified the information.

***	Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).

(1)	The Adviser has agreed to waive its management fees and to bear expenses of the Portfolio through May 1, 2014, to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding 1.10%, excluding any acquired fund fees and expenses. The fees waived and expenses borne by the Adviser from April 1, 2011 through April 1, 2012 may be reimbursed by the Portfolio until April 1, 2014. No reimbursement payment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net expenses reflected in the Portfolio’s prospectus table or cause the total of the payments to exceed the Portfolio’s total initial offering expenses.

(2)	Other expenses are based on estimated amounts for the Fund’s current fiscal year.

(3)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.02% for Columbia Variable Portfolio – Contrarian Core Fund (Class 2) and 1.25% for Variable Portfolio — AQR Managed Futures Strategy Fund (Class 2).

(4)	The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding interest, taxes, dividend expense on short sales, extraordinary or non-routine items, including litigation expenses and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) of Series II shares to 1.03% of average daily net assets. Acquired fund fees and expenses are also excluded in determining such obligation, if applicable. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

(5)	After a voluntary expense waiver and reimbursement, net expenses would be 1.00%.

(6)	Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses and extraordinary expenses) to a certain limit until at least May 1, 2014. The contractual waiver may be terminated or modified at any time prior to this date only at the discretion of the Board of Trustee. After fee waivers, net expenses would be 0.80% for Janus Aspen Series Flexible Bond Portfolio: Service Shares.

(7)	The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2014, to the extent total annual portfolio operating expenses exceed 1.05%.

(8)	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. This fee waiver and/or expenses reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the board. After fee waivers, net expenses would be 0.97%.

(9)	Other expenses are based on estimated amounts for the Fund’s current fiscal year. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2014. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(10)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until April 30, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rate of 1.38%. After fee waivers and/or expense reimbursements net expenses would be 1.39%.

The following information will be added to the table in the “The Variable Account and the Funds” (pg. 24) section of the prospectus:

The Variable Account and the Funds

You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

Investing In	Investment Objective and Policies	Investment Adviser
AllianceBernstein VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to generate income and price appreciation without assuming what the Adviser considers undue risk.	AllianceBernstein L.P.
ALPS/Alerian Energy Infrastructure Portfolio: Class III	Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index.	ALPS Advisors, Inc.
Columbia Variable Portfolio — Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, sub-adviser.
Columbia Variable Portfolio — Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio — Core Bond Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio — Emerging Markets Bond Fund (Class 2)	Seeks to provide shareholders with high total return through current income and, secondarily through capital appreciation.	Columbia Management Investment Advisers, LLC
Fidelity® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	FMR is the fund’s manager. FMRC and other investment advisers serve as sub-advisers for the fund
FTVIPT Franklin Income Securities Fund — Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
FTVIPT Templeton Global Bond Securities Fund — Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
Invesco V.I. Balanced — Risk Allocation Fund, Series II Shares	Non-diversified fund that seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.

Investing In	Investment Objective and Policies	Investment Adviser
Ivy Funds VIP Asset Strategy	Seeks total return over the long term.	Waddell & Reed Investment Management Company
Janus Aspen Series Flexible Bond Portfolio: Service Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Lazard Retirement Multi-Asset Targeted Volatility Portfolio — Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
Oppenheimer Global Strategic Income Fund/VA, Service Shares	Seeks a high level of current income principally derived from interest on debt securities.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Van Eck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio — AQR Managed Futures Strategy Fund (Class 2)	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, sub-adviser.
Variable Portfolio — Eaton Vance Global Macro Advantage Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Eaton Vance Management, sub-adviser.
Variable Portfolio — Goldman Sachs Commodity Strategy Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Goldman Sachs Asset Management, L.P., sub-adviser.
Variable Portfolio — Pyrford International Equity Fund (Class 2)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Pyrford International Ltd., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio — Class II	Seeks to maximize total return and preserve capital.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

S-6542-2 A (10/13)